UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C. 20549
                             _________

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  March 15, 2005

                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware              1-8462                      16-1194720
--------              ------                      ----------
(State  or other      (Commission File Number)    (IRS Employer
jurisdiction of                                   Identification Number)
Incorporation


            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)


Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------

                                N/A
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written  communications  pursuant  to  Rule  425  under  the
 --   Securities Act (17 CFR 230.425)

      Soliciting  material  pursuant  to  Rule  14a-12  under  the
 --   Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule  14d-2(b)
 --     under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule  13e-4(c)
 --     under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.05.  Costs Associated with Exit or Disposal Activities
             -------------------------------------------------

On March 15, 2005, Graham Corporation's Board of Directors approved a plan presented by the Company's management to discontinue its U.K. operations by making available for sale the Company's wholly-owned subsidiary, Graham Vacuum and Heat Transfer Limited and all of its subsidiaries ("GVHT"), including GVHT's operating subsidiary Graham Precision Pumps Limited ("GPPL") in Congleton, Cheshire, U.K., and to hold them for sale.

The Company proposes to place GVHT and subsidiaries in administration and to appoint an appropriately qualified U.K. administrator for GVHT and GPPL as a step toward proceeding with sale of the companies. Graham Corporation management expects that the disposition will be completed by March 14, 2006.

The Company expects to incur charges in the fourth quarter of its Fiscal Year 2004-2005 associated with the discontinuance of the U.K. companies, but the Company is not able, as of the date of filing of this Report, to determine the amount of those charges and will disclose them in an amendment to this report.

                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)



Date: March 21, 2005           By
__________________________         ________________________
                                   J. Ronald Hansen
                                   Vice President - Finance
                                   & Administration and
                                   Chief Financial Officer